EXHIBIT 10.72

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW. THIS SECURITY MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, SUCH REGISTRATION REQUIREMENTS AND ALL APPLICABLE STATE SECURITIES LAWS.

                               SSP SOLUTIONS, INC.

                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.:                                           Number of Shares: 150,000
Date of Issuance: March 12, 2003

         SSP Solutions, Inc., a Delaware corporation ("COMPANY"), hereby certifies that Integral Systems, Inc., a Maryland corporation, or its permitted assigns (the "HOLDER"), is entitled to purchase, on the terms and conditions contained herein, 150,000 fully-paid and non-assessable shares of the Company's Common Stock ("WARRANT SHARES"), at the price of $1.30 per Warrant Share ("WARRANT PURCHASE PRICE") from time to time prior to the Expiration Date (as such term is defined below). The number of Warrant Shares and the Warrant Purchase Price are subject to adjustment as set forth in SECTION 3.

This Warrant is subject to the following terms and conditions:

1. DEFINITIONS.

         For the purposes of this Warrant, the following terms shall have the respective meanings set forth below:

         "BUSINESS DAY" means any day other than a Saturday, a Sunday or a legal holiday.

         "COMMON STOCK" means the Common Stock, $0.01 par value per share, of the Company.

         "COMPANY" has the meaning set forth in the preamble of this Warrant.

         "DESIGNATED OFFICE" has the meaning set forth in SECTION 2.1 of this Warrant.

         "EXPIRATION DATE" means March 11, 2006.

         "FAIR MARKET VALUE" with respect to the Common Stock or any other security shall mean the per share amount equal to the last sales price of the Common Stock (or such other security) on the applicable date as reported on a national securities exchange or on Nasdaq, or, if a last sale reporting quotation is not available for the Common Stock (or such other security), the



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average of the closing bid and asked prices of the Common Stock (or such other security) on such date as reported by Nasdaq or on the OTC Bulletin Board Service, or if not so reported, as listed in the National Quotation Bureau, Inc.'s "Pink Sheets." If such quotations are unavailable with respect to the Common Stock or other securities, and for property and assets other than securities, "Fair Market Value" shall mean the amount be determined by the mutual agreement of the Company and the Holder. In the event the Company and the Holder are unable to arrive at a mutually agreeable determination within 30 days after the date triggering the requirement to make such determination, the Company and the Holder shall each retain a separate independent investment banking firm of national reputation. Such firms shall jointly determine the Fair Market Value as of the applicable date and deliver their opinion in writing to the Company and the Holder within 30 days of their retention. If such firms cannot make such determination with the 30-day period, then, unless otherwise directed by agreement of the Company and the Holder, such firms, in their sole discretion, shall choose another independent investment banking firm of national reputation, which firm shall make such determination and render such opinion within 30 days after its retention. In either case, the determination so made shall be conclusive and binding on the Company and the Holder. In no event shall the marketability, or lack thereof, or lack of registration of a security be a factor in determining the fair value of such security. The fees and expenses of all investment banking firms retained to make a Fair Market Value determination in accordance with this Warrant shall be borne by the Company.

         "FORBEARANCE AGREEMENT" means that certain Forbearance Agreement dated March 12, 2003 by and between the Company and Integral Systems, Inc.

         "HOLDER" has the meaning set forth in the preamble of this Warrant.

         "NASDAQ" means The Nasdaq National Market or SmallCap Market, or any successor reporting system.

         "OTHER PROPERTY" has the meaning set forth in SECTION 3.4 of this Warrant.

         "PERSON" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, limited liability partnership, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, political subdivision, agency, body or department thereof).

         "WARRANT" means this Warrant as originally issued pursuant to the Forbearance Agreement, any amendment of such original Warrant, and any warrant issued upon transfer, division or combination of, or in substitution for, such original Warrant or any other such Warrant. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Warrant Shares for which they may be exercised.

         "WARRANT PURCHASE PRICE" has the meaning set forth in the preamble of this Warrant (as adjusted in accordance with the terms of this Warrant).

         "WARRANT SHARES" has the meaning set forth in the preamble of this Warrant.

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2. EXERCISE.

         2.1 EXERCISE; DELIVERY OF CERTIFICATES. This Warrant may be exercised, at the option of the Holder, from time to time prior to 5:00 Eastern time on the Expiration Date, for all or any part of the Warrant Shares. This Warrant may be exercised by delivering the payment of the Warrant Purchase Price in accordance with Section 2.2 for the number of Warrant Shares being purchased and concurrently surrendering this Warrant to the Company at its principal office ("DESIGNATED OFFICE"), together with the Form of Exercise Subscription (the "EXERCISE SUBSCRIPTION") attached hereto duly completed and signed. The Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant has been surrendered and payment made therefor in accordance with Section 2.2. Certificates for Warrant Shares so purchased shall be delivered to the Holder within three Business Days after this Warrant has been exercised, and, in case of a purchase of less than all of the Warrant Shares purchasable upon exercise of this Warrant, the Company shall cancel this Warrant and, within three Business Days, shall execute and deliver to the Holder a new Warrant of like tenor for the balance of the Warrant Shares. Each certificate so delivered shall be registered in the name of the Holder or, subject to compliance with applicable laws, such other name as shall be designated by the Holder.

         2.2 PAYMENT OF WARRANT PRICE. Payment of the Warrant Purchase Price may be made, at the option of the Holder (i) by certified or official bank check,
(ii) by wire transfer, (iii) by Cashless Exercise as provided in Section 2.3,
(iv) by surrender to the Company of securities of the Company previously acquired by the Holder with a Fair Market Value equal to the Warrant Purchase Price for the Warrant Shares being purchased or (v) by any combination of the foregoing.

         2.3 CASHLESS EXERCISE. Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate Warrant Purchase Price, elect instead to receive upon such exercise the "net number" of shares of Common Stock determined according to the following formula (a "CASHLESS EXERCISE"):

         Net Number = (A X B) - (A X C)
                      -----------------
                              B

                  For purposes of the foregoing formula:

                           A = the total number of shares with respect to which this Warrant is then being exercised.

                           B = the Fair Market Value per share of the Common Stock on the date immediately preceding the date of the Exercise Subscription.

                           C = the Warrant Purchase Price then in effect for the applicable Warrant Shares at the time of such exercise.

3. ADJUSTMENTS TO THE NUMBER OF WARRANT SHARES AND TO THE WARRANT PURCHASE PRICE. The number of Warrant Shares for which this Warrant is exercisable and the Warrant Purchase Price shall be subject to adjustment from time to time as set forth in this SECTION 3.

         3.1 STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the
Company:

                  (a) pays a dividend or other distribution on its Common Stock in shares of Common Stock or shares of any other class or series of capital stock,

                  (b) subdivides its outstanding Common Stock into a larger number of shares of Common Stock; or

                  (c) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant the kind and number of Warrant Shares that such Holder would have owned or have been entitled to receive immediately after such record date or effective date had this Warrant been exercised immediately prior to such record date or effective date. An adjustment made pursuant to this Section shall become effective immediately after the effective date of such event, but be retroactive to the record date, if any, for such event.

         Upon any adjustment of the number of Warrant Shares purchasable upon the exercise of this Warrant as herein provided, the Warrant Purchase Price per share shall be adjusted by multiplying such Warrant Purchase Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of Warrant Shares so purchasable immediately thereafter.

         3.2 RIGHTS; OPTIONS; WARRANTS. If at any time the Company issues (without payment of any consideration) to all holders of outstanding Common Stock rights, options or warrants to subscribe for or purchase shares of Common Stock or securities convertible into or exchangeable for Common Stock, then the Company shall also distribute such rights, options, warrants or securities to the Holders of this Warrant as if this Warrant had been exercised immediately prior to the record date for such distribution.

         3.3 DISTRIBUTION OF ASSETS OR SECURITIES. If at any time the Company makes a distribution to all holders of Common Stock of any asset (other than cash) or security other than those referred to in SECTIONS 3.1, 3.2 OR 3.5, and other than in connection with the liquidation, dissolution or winding up of the Company, then and in each such case, the Warrant Purchase Price shall be adjusted to equal the number determined by multiplying the Warrant Purchase Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction (which shall not be less than zero), the numerator of which shall be the Fair Market Value per share of the COMMON STOCK on the date fixed for such determination less the then Fair Market Value of the portion of the assets or securities so distributed applicable to one share of Common Stock, and the denominator of which shall be such Fair Market Value per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. Upon any adjustment in the Warrant Purchase Price as provided above, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall also be adjusted and shall be that number determined by multiplying the number of Warrant Shares issuable upon exercise immediately prior to such adjustment by a fraction, the numerator of which is the Warrant Purchase Price in effect immediately prior to such adjustment and the denominator of which is the Warrant Purchase Price as so adjusted.

         3.4 REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. If at any time the Company reorganizes its capital, reclassifies its capital stock, consolidates, merges or combines with or into another Person (where the Company is not the surviving corporation or where there is any change whatsoever in, or distribution with respect to, the outstanding Common Stock of the Company), or the Company sells, transfers or otherwise disposes of all or substantially all of its property, assets or business to another Person, other than in a transaction provided for in SECTION 3.1, 3.2, 3.3 OR 3.5, and, pursuant to the terms of such reorganization, reclassification, consolidation, merger, combination, sale, transfer or other disposition of assets, (i) shares of common stock of the successor or acquiring Person or of the Company (if it is the surviving corporation) or (ii) any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring Person or the Company ("OTHER PROPERTY") are to be received by or distributed to the holders of COMMON STOCK of the Company who are holders immediately prior to such transaction, then the Holder of this Warrant shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of COMMON STOCK, securities of the successor or acquiring Person, and/or Other Property which holder of the number of shares of COMMON STOCK for which this Warrant is exercisable immediately prior to such event would have owned or received immediately after and as a result of such event. In such event, the aggregate Warrant Purchase Price otherwise payable for the Warrant Shares issuable upon exercise of this Warrant shall be allocated among such securities and Other Property in proportion to the respective fair market values of such securities and Other Property as determined in good faith by the Board of Directors of the Company.

         In any such event, the successor or acquiring Person (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as the Holder may approve (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of any shares of the securities of such successor or acquiring Person for which this Warrant thus becomes exercisable, which modifications shall be as equivalent as practicable to the adjustments provided for in this
SECTION 3.4. The foregoing provisions of this Section shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers and other dispositions of assets.

         3.5 DISSOLUTION, TOTAL LIQUIDATION OR WINDING-UP. If at any time there shall be a voluntary or involuntary dissolution, total liquidation or winding-up of the Company, other than as contemplated by SECTION 3.4, then the Company shall cause to be mailed (by registered or certified mail, return receipt requested, postage prepaid) to the Holder of this Warrant at the Holder's address as shown on the Warrant register, at the earliest practicable time (and, in any event, not less than 30 calendar days before any date set for definitive action) notice of the date on which such dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the Holders of the shares of record of Common Stock shall be entitled to exchange their shares for securities, money or other property deliverable upon such dissolution, liquidation or winding-up, as the case may be. On such date, the Holder of this Warrant shall be entitled to receive upon surrender of this Warrant the cash or other property, less the Warrant Purchase Price for this Warrant then in effect, that the Holder would have been entitled to receive had this Warrant been exercised immediately prior to such dissolution, liquidation or winding-up. Upon receipt of such cash or other property, any and all rights of the Holder to exercise this Warrant shall terminate in their entirety. In the event such cash or other property distributable in such dissolution, liquidation or winding-up has a fair market value which is less than the Warrant Purchase Price for this Warrant then in effect, this Warrant shall terminate and be of no further force or effect upon such dissolution, liquidation or winding-up.

         3.6 OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the adjustments provided for pursuant to this SECTION 3:

                  3.6.1 WHEN ADJUSTMENTS TO BE MADE. The adjustments required by this SECTION 3 shall be made whenever and as often as any specified event requiring such an adjustment shall occur. For the purpose of any such adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  3.6.2 RECORD DATE. If the Company fixes a record date of the holders of COMMON STOCK or of Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in shares of Common Stock or in shares of any other class or series of capital stock or securities convertible into or exchangeable for Common Stock or shares of any other class or series of capital stock or (ii) to subscribe for or purchase shares of Common Stock or such other shares or securities, then all references in this SECTION 3 to the date of the issuance or sale of such shares of Common Stock or such other shares or securities shall be deemed to be references to such record date.

                  3.6.3 WHEN ADJUSTMENT NOT REQUIRED. If the Company fixes a record date of the holders of its Securities or Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights to which the provisions of SECTION 3.1 or 3.2 would apply, but shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  3.6.4 NOTICE OF ADJUSTMENTS. Whenever the number of shares of Common Stock for which this Warrant is exercisable or the Warrant Purchase Price shall be adjusted or recalculated pursuant to this
         SECTION 3, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment or recalculation and the method by which such adjustment or recalculation was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to SECTION 3.4) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any related change in the Warrant Purchase Price, after giving effect to such adjustment, recalculation or change. The Company shall mail (by registered or certified mail, return receipt requested, postage prepaid) a signed copy of such certificate to be delivered to the Holder within three Business Days of the event that caused such adjustment or recalculation. The Company shall keep at the Designated Office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective transferee of this Warrant designated by the Holder.

                  3.6.5 INDEPENDENT APPLICATION. Except as otherwise provided herein, all subsections of this SECTION 3 are intended to operate independently of one another (but without duplication). If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect without duplication.

4. COMPANY'S WARRANTIES AND COVENANTS.

         4.1 GENERAL. The Company has taken all action necessary and appropriate to properly authorize, reserve and issue those shares of Common Stock issuable to the Holder pursuant to this Warrant, including an authorization of issuance and setting of the Warrant Purchase Price. The Warrant Shares represented hereby shall, when issued, be duly and validly issued, fully paid and non-assessable.

         4.2 RULE 144 REPORTING. The Company will use its best efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in Rule 144 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act ("Rule 144") or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

                  (b) File with the Commission, in a timely manner, all reports and other documents required of the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

                  (c) So long as the Holder owns any Warrant Shares, furnish to the Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Exchange Act; (ii) a copy of the most recent annual or quarterly report of the Company; and (iii) such other reports and documents as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration.

5. REGISTRATION RIGHTS. The Holder shall have registration rights with respect to the Warrant Shares in accordance with the terms of the Registration Rights Agreement by and between Holder and the Company of even date herewith.

6. MISCELLANEOUS.

         6.1 RESTRICTIVE LEGEND. This Warrant, any Warrant issued upon transfer of this Warrant and any Warrant Shares issued upon exercise of this Warrant or any portion thereof shall be imprinted with the following legend, in addition to any legend required under applicable state securities laws:

                  THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW. THIS SECURITY MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, SUCH REGISTRATION REQUIREMENTS AND ALL APPLICABLE STATE SECURITIES LAWS.

         The legend shall be appropriately modified upon issuance of certificates for shares of Common Stock.

         Upon request of the Holder of such a certificate, the Company shall issue to such Holder a new certificate free of the foregoing legend, if, with such request, the Holder provides the Company with an opinion of counsel reasonably acceptable to the Company stating that the securities evidenced by such certificate can be sold under Rule 144 or a similar Rule permitting resales without restriction.

         6.2 ISSUE TAX. The issuance of shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issue tax in respect thereof.

         6.3 CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of this Warrant or of any Warrant Shares in any manner that interferes with the timely exercise hereof unless required by applicable law.

         6.4 NO VOTING RIGHTS; LIMITATION OF LIABILITY. Except as expressly set forth in this Warrant, nothing contained in this Warrant shall be construed as conferring upon the Holder (i) the right to vote or to consent as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matter, (ii) the right to receive dividends except as set forth in SECTION 3, or (iii) any other rights as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

         6.5 MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement is sought.

         6.6 NOTICES. All notices, requests, demands and other communications which are required or may be given under this Warrant shall be in writing and shall be deemed to have been duly given if transmitted by telecopier with receipt acknowledged, or upon delivery, if delivered personally or by recognized commercial courier with receipt acknowledged, or upon the expiration of 72 hours after mailing, if mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         (a)      If to the initial Holder, at:
                  Integral Systems, Inc.
                  5000 Philadelphia Way, Suite D
                  Lanham, Maryland 20706-4417
                  Attention: Gary Prince
                  Telephone: (301) (301) 731-9606
                  Facsimile: (301) 731-9606

         (b)      If to any other or subsequent Holder, at:

                  the Holder's address as shown on the books of the Company.

         (c)      If to the Company, at:

                           SSP Solutions, Inc.
                           17861 Cartwright Road
                           Irvine, California 92614
                           Attention:  Thomas E. Schiff
                           Telephone:  (949) 851-1085
                           Facsimile:  (949) 851-8588

or at such other address or addresses as the Holder, or the Company, as the case may be, may specify by written notice given in accordance with this SECTION 6.6.

         6.7 SUCCESSORS AND ASSIGNS. Subject to the requirements of applicable law, Holder may assign all or any portion of this Warrant at any time or from time to time without the consent of the Company.. Each assignment of this Warrant, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with appropriate instruments of assignment, duly filled in and executed. Upon such surrender and delivery, the Company shall, at its own expense, within three Business Days execute and deliver a new Warrant or

Warrants in the name of the assignee or assignees specified in such assignment and in the denominations specified therein and this Warrant shall promptly be canceled. In the event any portion of this Warrant is not being assigned, the Company shall, at its own expense, within three Business Days issue to the Holder a new Warrant evidencing the portion not so assigned. This Warrant shall be binding upon and inure to the benefit of the Company and the Holder of this Warrant, and their respective successors and permitted assigns and shall include, with respect to the Company, any Person succeeding the Company by merger, consolidation, combination or acquisition of all or substantially all of the Company's assets, and in such case, except as expressly provided herein, all of the obligations of the Company hereunder shall survive such merger, consolidation, combination or acquisition.

         6.8 DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are for convenience of reference only and do not constitute a part of this Warrant and are not to be considered in construing or interpreting this Warrant.

         6.9 LOST WARRANT OR CERTIFICATES. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or of a stock certificate evidencing Warrant Shares and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant or stock certificate, the Company shall make and deliver to Holder, within three Business Days of receipt by the Company of such documentation, a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

         6.10 TERMINATION OF THIS WARRANT. This Warrant shall terminate and shall no longer be exercisable after the Expiration Date.

         6.11 NO IMPAIRMENT. The Company shall not by any action including, without limitation, amending its charter documents or regulations or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value (if any) of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all liens, encumbrances, equities and claims, and (iii) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

         6.12 GOVERNING LAW. In all respects, including all matters of construction, validity and performance, this Warrant and the rights and obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware applicable to contracts made and performed in such state, without regard to principles thereof regarding conflicts of laws.

         6.13 REMEDIES. If the Company fails to observe or perform any covenant or agreement to be observed or performed under this Warrant, the Holder of this Warrant may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Warrant or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Warrant or to enforce any other legal or equitable right of such party, or to take any one or more of such actions. The Company shall pay all fees, costs, and expenses, including without limitation, fees and expenses of attorneys, accountants and other experts retained by the Holder of this Warrant, and all fees, costs and expenses of appeals, incurred or expended by the Holder of this Warrant in connection with the enforcement of this Warrant or the collection of any sums due hereunder, whether or not suit is commenced, unless and to the extent that the Company prevails in any action, suit or proceeding initiated by the Holder which a court of competent jurisdiction determines was initiated or maintained by the Holder in bad faith. None of the rights, powers or remedies conferred under this Warrant shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy whether conferred by this Warrant or now or hereafter available at law, in equity, by statute or otherwise.

         6.14 WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, AND UNDERSTANDING THEY ARE WAIVING A CONSTITUTIONAL RIGHT, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THIS WARRANT, THE FORBEARANCE AGREEMENT AND/OR ANY RELATED AGREEMENT OR THE TRANSACTIONS COMPLETED HEREBY OR THEREBY.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and issued by its duly authorized representative on the date first above written.

                                   SSP SOLUTIONS, INC.
                                   a Delaware corporation

                                   By: /s/ Marvin J. Winkler
                                       -----------------------------------------
                                       Marvin Winkler, Co-Chairman and Chief
                                       Executive Officer

                                   By: /s/ Thomas E. Schiff
                                       -----------------------------------------
                                       Thomas E. Schiff, Chief Financial Officer

                          FORM OF EXERCISE SUBSCRIPTION
                          -----------------------------

                (TO BE SIGNED ONLY UPON EXERCISE OF THIS WARRANT)

         The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock ("WARRANT SHARES") of SSP Solutions, Inc., a Delaware corporation (the "COMPANY"), evidenced by the attached Warrant (the "WARRANT"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.
1. FORM OF WARRANT PURCHASE PRICE. The holder intends that payment of the Warrant Purchase Price shall be made as:

         ____________      "CASH EXERCISE" with respect to _________________
                           Warrant Shares; and/or

         ____________      "CASHLESS EXERCISE" with respect to _________________
                           Warrant Shares (to the extent permitted by the terms of the Warrant).

2. PAYMENT OF WARRANT PURCHASE PRICE. If the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3. DELIVERY OF WARRANT SHARES. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

Date: ______________________          __________________________________________
                                      Name of the Holder (must conform precisely to the name specified on the face of the Warrant)

                                      __________________________________________
                                      Signature of authorized representative of the Holder

                                      __________________________________________
                                      Print or type name of authorized
                                      representative

                                      Social Security Number of the Holder:
                                      __________________________________________

                                      Address of the Holder:____________________
                                      __________________________________________
                                      __________________________________________